Exhibit 99.2

Investor Supplement
Second Quarter 2021
The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company’s periodic reports on Forms 10-K, 10-Q and 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”). The results of operations for interim periods should not be considered indicative of results to be expected for the full year.
Non-GAAP Financial Measures
This document contains non-GAAP financial measures to analyze the Company’s operating performance for the periods presented. Because the Company’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company’s non-GAAP financial measures to those of other companies. For detailed disclosures on non-GAAP financial measures please refer to the “Definitions of Non-GAAP Financial Measures” on Page 34.
Caution Regarding Forward-Looking Statements

This Investor Supplement may contain or incorporate by reference information that includes or is based on forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events and can be identified by the fact that they relate to future actions, performance or results rather than strictly to historical or current facts.

Any or all forward-looking statements may turn out to be wrong, and, accordingly, readers are cautioned not to place undue reliance on such statements, which speak only as of the date this Investor Supplement was included as an exhibit to the Company's Current Report on Form 8-K. Forward-looking statements involve a number of risks and uncertainties that are difficult to predict and are not guarantees of future performance. Among the general factors that could cause actual results and financial condition to differ materially from estimated results and financial condition are those factors listed in periodic reports filed by Kemper Corporation with the SEC. The COVID-19 outbreak and subsequent global pandemic (“Pandemic”) is an extraordinary event that creates unique uncertainties and risks. Kemper cannot provide any assurances as to the impacts of the Pandemic and related economic conditions on the Company’s operating and financial results.

No assurances can be given that the results and financial condition contemplated in any forward-looking statements will be achieved or will be achieved in any particular timetable. Kemper assumes no obligation to publicly correct or update any forward-looking statements as a result of events or developments subsequent to the date of this Investor Supplement, including any such statements related to the Pandemic. The reader is advised, however, to consult any further disclosures Kemper makes on related subjects in its filings with the SEC.

Kemper Corporation
Investor Supplement
Second Quarter 2021

Kemper Corporation
Consolidated Financial Highlights
(Dollars in Millions, Except Per Share Amounts)
(Unaudited)

	Three Month Ended						Six Months Ended
	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Jun 30, 2021	Jun 30, 2020
For Period Ended
Earned Premiums	$1,337.7	$1,200.8	$1,214.0	$1,206.5	$1,085.3	$1,166.4	$2,538.5	$2,251.7
Net Investment Income	113.9	103.1	102.7	92.1	67.8	85.6	217.0	153.4
Change in Value of Alternative Energy Partnership Investments	(7.7)	(15.4)	—	—	—	—	(23.1)	—
Other Income	7.0	1.5	1.9	0.9	1.5	90.3	8.5	91.8
Income (Loss) from Change in Fair Value of Equity and Convertible Securities	40.8	52.2	73.1	45.2	71.6	(117.8)	93.0	(46.2)
Net Investment Gains (Loss)	16.0	9.8	0.4	9.0	4.7	4.5	25.8	9.2
Total Revenues	$1,507.7	$1,352.0	$1,392.1	$1,353.7	$1,230.9	$1,229.0	$2,859.7	$2,459.9

Net Income	$(62.6)	$123.2	$97.5	$122.3	$126.1	$64.0	$60.6	$190.1
Adjusted Consolidated Net Operating Income (Loss) [1]	$(99.4)	$87.2	$105.8	$90.9	$79.2	$162.9	$(12.2)	$242.1

Per Unrestricted Common Share Amounts:
Basic:
Net Income	$(0.97)	$1.88	$1.49	$1.87	$1.93	$0.96	$0.93	$2.88
Adjusted Consolidated Net Operating Income (Loss) [1]	$(1.54)	$1.33	$1.62	$1.39	$1.21	$2.45	$(0.19)	$3.67
Diluted:
Net Income	$(0.97)	$1.85	$1.46	$1.83	$1.91	$0.95	$0.92	$2.85
Adjusted Consolidated Net Operating Income (Loss) [1]	$(1.54)	$1.31	$1.59	$1.36	$1.20	$2.43	$(0.19)	$3.63

Dividends Paid to Shareholders Per Share	$0.31	$0.31	$0.30	$0.30	$0.30	$0.30	$0.62	$0.60

At Period End
Total Assets	$14,950.7	$14,203.7	$14,341.9	$14,090.4	$13,489.4	$12,932.3
Insurance Reserves	$5,982.4	$5,541.1	$5,510.0	$5,461.5	$5,375.0	$5,442.4
Debt	$1,122.3	$1,122.6	$1,172.8	$1,173.0	$777.7	$778.1
Shareholders’ Equity	$4,306.2	$4,339.1	$4,563.4	$4,347.5	$4,187.9	$3,760.8
Shareholders’ Equity Excluding Goodwill[1,2]	$2,994.3	$3,225.1	$3,449.4	$3,233.5	$3,073.9	$2,646.8
Common Shares Issued and Outstanding (In Millions)	63.636	65.016	65.436	65.406	65.282	65.365
Book Value Per Share[2]	$67.67	$66.74	$69.74	$66.47	$64.15	$57.54
Book Value Per Share Excluding Goodwill[1,2]	$47.05	$49.60	$52.71	$49.44	$47.09	$40.49
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities[1,2]	$58.39	$60.00	$58.67	$56.63	$55.13	$53.53
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities and Goodwill[1,2]	$37.77	$42.87	$41.65	$39.60	$38.07	$36.49
Debt to Total Capitalization[2]	20.7%	20.6%	20.4%	21.2%	15.7%	17.1%
Rolling 12 Months Return on 5-point Average Shareholders Equity[2,3]	6.4%	11.1%	9.8%	10.8%	11.4%	11.8%

[1] Non-GAAP Financial Measure. See page 34 for definition.
[2] See Capital Metrics on pages 8-9 for detail calculations.
[3] Rolling 12 Months Return on 5-point Average Shareholders Equity is calculated by taking the last 12 months of Net Income (Loss) divided by the 5-point average Shareholders’ Equity. The 5-point Average Shareholders’ Equity is calculated by using a 5-point quarter average of Shareholders’ Equity for the 12 month period.

Kemper Corporation
Consolidated Statements of Income
(Dollars in Millions, Except Per Share Amounts)
(Unaudited)

	Three months ended						Six Months Ended
	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Jun 30, 2021	Jun 30, 2020
Revenues:
Earned Premiums	$1,337.7	$1,200.8	$1,214.0	$1,206.5	$1,085.3	$1,166.4	$2,538.5	$2,251.7
Net Investment Income	113.9	103.1	102.7	92.1	67.8	85.6	217.0	153.4
Change in Value of Alternative Energy Partnership Investments	(7.7)	(15.4)	—	—	—	—	(23.1)	—
Other Income	7.0	1.5	1.9	0.9	1.5	90.3	8.5	91.8
Income (Loss) from Change in Fair Value of Equity and Convertible Securities	40.8	52.2	73.1	45.2	71.6	(117.8)	93.0	(46.2)
Net Realized Gains on Sales of Investments	19.2	13.8	(0.1)	10.0	11.7	16.5	33.0	28.2
Impairment Losses	(3.2)	(4.0)	0.5	(1.0)	(7.0)	(12.0)	(7.2)	(19.0)
Total Revenues	1,507.7	1,352.0	1,392.1	1,353.7	1,230.9	1,229.0	2,859.7	2,459.9
Expenses:
Policyholders’ Benefits and Incurred Losses and Loss Adjustment Expenses	1,224.1	889.5	863.4	877.5	747.5	835.2	2,113.6	1,582.7
Insurance Expenses	314.0	283.7	279.3	276.9	272.7	271.6	597.7	544.3
Interest and Other Expenses	59.3	57.2	128.8	47.2	51.0	44.5	116.5	95.5
Total Expenses	1,597.4	1,230.4	1,271.5	1,201.6	1,071.2	1,151.3	2,827.8	2,222.5
Income before Income Taxes	(89.7)	121.6	120.6	152.1	159.7	77.7	31.9	237.4
Income Tax Benefit (Expense)	27.1	1.6	(23.1)	(29.8)	(33.6)	(13.7)	28.7	(47.3)
Net Income	$(62.6)	$123.2	$97.5	$122.3	$126.1	$64.0	$60.6	$190.1
Income Per Unrestricted Share:
Basic	$(0.97)	$1.88	$1.49	$1.87	$1.93	$0.96	$0.93	$2.88
Diluted	$(0.97)	$1.85	$1.46	$1.83	$1.91	$0.95	$0.92	$2.85
Net Income Per Unrestricted Share:
Basic	$(0.97)	$1.88	$1.49	$1.87	$1.93	$0.96	$0.93	$2.88
Diluted	$(0.97)	$1.85	$1.46	$1.83	$1.91	$0.95	$0.92	$2.85
Dividends Paid to Shareholders Per Share	$0.31	$0.31	$0.30	$0.30	$0.30	$0.30	$0.62	$0.60
Weighted Average Unrestricted Common Shares Outstanding (in Millions)	64.377	65.425	65.414	65.363	65.258	66.516	64.898	65.887

Kemper Corporation
Consolidated Balance Sheets
(Dollars in Millions)
(Unaudited)

	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020
Assets:
Investments:
Fixed Maturities at Fair Value	$7,835.0	$7,479.4	$7,605.9	$7,504.8	$7,480.4	$6,998.5
Equity Securities at Fair Value	957.7	897.4	858.5	788.2	783.3	709.8
Equity Securities at Modified Cost	32.5	36.0	40.1	48.4	48.1	44.8
Equity Method Limited Liability Investments	245.5	219.2	204.0	206.2	209.9	226.3
Alternative Energy Partnerships	46.6	54.4	21.3	—	—	—
Convertible Securities at Fair Value	43.6	42.6	39.9	36.3	35.0	32.8
Short-term Investments at Cost which Approximates Fair Value	370.6	196.9	875.4	628.8	154.2	166.7
Other Investments	910.8	896.8	779.0	762.8	757.5	760.2
Total Investments	10,442.3	9,822.7	10,424.1	9,975.5	9,468.4	8,939.1
Cash	105.1	547.4	206.1	352.2	389.3	301.3
Receivables from Policyholders	1,479.9	1,260.9	1,194.5	1,249.3	1,165.3	1,219.1
Other Receivables	214.9	225.4	222.4	214.0	207.1	207.8
Deferred Policy Acquisition Costs	652.7	611.7	589.3	578.2	560.8	551.5
Goodwill	1,311.9	1,114.0	1,114.0	1,114.0	1,114.0	1,114.0
Current Income Tax Assets	94.2	65.6	15.6	33.1	3.5	17.8
Other Assets	649.7	556.0	575.9	574.1	581.0	581.7
Total Assets	$14,950.7	$14,203.7	$14,341.9	$14,090.4	$13,489.4	$12,932.3
Liabilities and Shareholders’ Equity:
Insurance Reserves:
Life and Health	$3,551.6	$3,541.6	$3,527.5	$3,511.5	$3,497.7	$3,500.8
Property and Casualty	2,430.8	1,999.5	1,982.5	1,950.0	1,877.3	1,941.6
Total Insurance Reserves	5,982.4	5,541.1	5,510.0	5,461.5	5,375.0	5,442.4
Unearned Premiums	1,968.1	1,713.0	1,615.1	1,681.6	1,642.6	1,621.4
Policyholder Contract Liabilities	442.7	466.5	467.0	503.7	520.3	430.5
Deferred Income Tax Liabilities	269.6	227.6	285.7	245.5	226.8	116.0
Accrued Expenses and Other Liabilities	859.4	793.8	727.9	677.6	759.1	783.1
Long-term Debt, Current and Non-current, at Amortized Cost	1,122.3	1,122.6	1,172.8	1,173.0	777.7	778.1
Total Liabilities	10,644.5	9,864.6	9,778.5	9,742.9	9,301.5	9,171.5
Shareholders’ Equity:
Common Stock	6.4	6.5	6.5	6.5	6.5	6.5
Paid-in Capital	1,770.9	1,802.1	1,805.2	1,798.5	1,792.5	1,788.2
Retained Earnings	1,985.9	2,140.0	2,071.2	1,993.5	1,891.6	1,791.2
Accumulated Other Comprehensive Income	543.0	390.5	680.5	549.0	497.3	174.9
Total Shareholders’ Equity	4,306.2	4,339.1	4,563.4	4,347.5	4,187.9	3,760.8
Total Liabilities and Shareholders’ Equity	$14,950.7	$14,203.7	$14,341.9	$14,090.4	$13,489.4	$12,932.3

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)
	Six Months Ended
	Jun 30, 2021	Jun 30, 2020
Cash Flows from Operating Activities:
Net Income	$60.6	$190.1
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities:
Net Realized Investment Gains	(33.1)	(28.2)
Impairment Losses	7.2	19.0
Depreciation and Amortization of Property, Equipment and Software	22.2	16.8
Amortization of Intangibles Assets Acquired	30.6	9.5
Change in Accumulated Undistributed Earnings of Equity Method Limited Liability Investments	(38.9)	10.9
(Income) Loss from Alternative Energy Partnership Investments	23.1	—
Decrease (Increase) in Value of Equity and Convertible Securities at Fair Value	(93.0)	46.2
Changes in:
Receivables from Policyholders	(136.4)	(48.2)
Reinsurance Recoverables	21.2	7.1
Deferred Policy Acquisition Costs	(63.5)	(23.1)
Insurance Reserves	248.8	(96.7)
Unearned Premiums	175.2	97.1
Income Taxes	(67.3)	46.4
Other	81.0	16.9
Net Cash Provided by Operating Activities	237.7	263.8

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)
	Six Months Ended
Net Cash Provided by Operating Activities (Carryforward from page 6)	$237.7	$263.8
Cash Flows from Investing Activities:
Proceeds from Sales, Calls, and Maturities of Fixed Maturities	726.1	482.5
Proceeds from the Sales of Investments:
Equity Securities	81.6	382.6
Real Estate Investments	2.3	5.4
Mortgage Loans	30.3	13.1
Other Investments	57.9	12.0
Purchases of Investments:
Fixed Maturities	(967.1)	(832.2)
Equity Securities	(38.4)	(309.2)
Real Estate Investments	(1.3)	(0.1)
Corporate-owned Life Insurance	(100.0)	(100.0)
Mortgage Loans	(65.5)	(10.5)
Other Investments	(72.8)	(12.4)
Net Purchases of Short-term Investments	605.7	326.7
Acquisition of Business, Net of Cash Acquired	(316.5)	—
Acquisition of Software and Long-lived Assets	(25.5)	(39.4)
Other	5.3	4.7
Net Cash Provided (Used In) by Investing Activities	(77.9)	(76.8)
Cash Flows from Financing Activities:
Repayment of Long-Term Debt	(50.0)	—
Proceeds from Policyholder Contract Liabilities	132.7	322.9
Repayment of Policyholder Contract Liabilities	(156.8)	(112.8)
Proceeds from Shares Issued under Employee Stock Purchase Plan	2.5	1.9
Common Stock Repurchases	(151.7)	(110.4)
Dividends and Dividend Equivalents Paid	(41.2)	(39.7)
Other	3.7	3.6
Net Cash Provided by Financing Activities	(260.8)	65.5
Increase in Cash	(101.0)	252.5
Cash, Beginning of Year	206.1	136.8
Cash, End of Period	$105.1	$389.3

Kemper Corporation Capital Metrics (Dollars and Shares in Millions, Except Per Share Amounts) (Unaudited)
	Three Months Ended
	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020
Book Value Per Share
Numerator
Shareholders’ Equity	$4,306.2	$4,339.1	$4,563.4	$4,347.5	$4,187.9	$3,760.8
Less: Goodwill	(1,311.9)	(1,114.0)	(1,114.0)	(1,114.0)	(1,114.0)	(1,114.0)
Shareholders’ Equity Excluding Goodwill[1]	$2,994.3	$3,225.1	$3,449.4	$3,233.5	$3,073.9	$2,646.8
Shareholders’ Equity	$4,306.2	$4,339.1	$4,563.4	$4,347.5	$4,187.9	$3,760.8
Less: Net Unrealized Gains on Fixed Maturities	(590.5)	(438.0)	(724.0)	(643.7)	(588.6)	(261.6)
Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities[1]	$3,715.7	$3,901.1	$3,839.4	$3,703.8	$3,599.3	$3,499.2
Less: Goodwill	(1,311.9)	(1,114.0)	(1,114.0)	(1,114.0)	(1,114.0)	(1,114.0)
Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities and Goodwill[1]	$2,403.8	$2,787.1	$2,725.4	$2,589.8	$2,485.3	$2,385.2
Denominator
Common Shares Issued and Outstanding	63.636	65.016	65.436	65.406	65.282	65.365
Book Value Per Share	$67.67	$66.74	$69.74	$66.47	$64.15	$57.54
Book Value Per Share Excluding Goodwill[1]	$47.05	$49.60	$52.71	$49.44	$47.09	$40.49
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities[1]	$58.39	$60.00	$58.67	$56.63	$55.13	$53.53
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities and Goodwill[1]	$37.77	$42.87	$41.65	$39.60	$38.07	$36.49
Return on Shareholders’ Equity
Numerator
Rolling 12 Months Net Income	$280.4	$469.1	$409.9	$437.1	$443.8	$439.8
Denominator (5-point Average)
5-point Average Shareholders’ Equity	$4,348.8	$4,239.7	$4,166.4	$4,032.5	$3,899.8	$3,726.2
Rolling 12 Months Return on Average Shareholders' Equity (5-point Average)	6.4%	11.1%	9.8%	10.8%	11.4%	11.8%
Return on Shareholders’ Equity Excluding Goodwill[1]
Denominator (5-point Average)
5-point Average Shareholders’ Equity Excluding Goodwill[1]	$3,195.2	$3,125.7	$3,052.4	$2,918.5	$2,785.8	$2,612.7
Rolling 12 Months Return on Average Shareholders' Equity Excluding Goodwill (5-point Average)[1]	8.8%	15.0%	13.4%	15.0%	15.9%	16.8%
Return on Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities[1]
Denominator (5-point Average)
5-point Average Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities[1]	$3,751.8	$3,708.5	$3,636.0	$3,554.7	$3,477.1	$3,372.9
Rolling 12 Months Return on Average Shareholders' Equity Excluding Net Unrealized Gains on Fixed Maturities (5-point Average)[1]	7.5%	12.6%	11.3%	12.3%	12.8%	13.0%
Return on Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities and Goodwill[1]
Denominator (5-point Average)
5-point Average Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities and Goodwill[1]	$2,598.3	$2,594.5	$2,522.0	$2,440.7	$2,363.1	$2,259.4
Rolling 12 Months Return on Average Shareholders' Equity Excluding Net Unrealized Gains on Fixed Maturities and Goodwill (5-point Average)[1]	10.8%	18.1%	16.3%	17.9%	18.8%	19.5%
[1] Non-GAAP financial measure. See definitions beginning on page 34.

Kemper Corporation Capital Metrics (Dollars and Shares in Millions, Except Per Share Amounts) (Unaudited)
	Three Months Ended
	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020

Debt and Total Capitalization
Debt	$1,122.3	$1,122.6	$1,172.8	$1,173.0	$777.7	$778.1
Shareholders’ Equity	4,306.2	4,339.1	4,563.4	4,347.5	4,187.9	3,760.8
Total Capitalization	$5,428.5	$5,461.7	$5,736.2	$5,520.5	$4,965.6	$4,538.9
Ratio of Debt to Shareholders’ Equity	26.1%	25.9%	25.7%	27.0%	18.6%	20.7%
Ratio of Debt to Total Capitalization	20.7%	20.6%	20.4%	21.2%	15.7%	17.1%

Parent Company Liquidity
Kemper Holding Company Cash and Investments[1]	$214.8	$607.1	$733.2	$738.7	$270.5	$199.1
Borrowings Available Under Credit Agreement	400.0	400.0	400.0	400.0	400.0	400.0
Parent Company Liquidity	$614.8	$1,007.1	$1,133.2	$1,138.7	$670.5	$599.1

Capital Returned to Shareholders
Cash Dividends Paid	$20.4	$21.0	$19.7	$19.7	$19.7	$20.0
[1] Includes Kemper's direct non-insurance subsidiaries

Kemper Corporation
Debt Outstanding, FHLB Advances and Ratings
(Dollars in Millions)
(Unaudited)

	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020
Kemper Corporation:
Term Loan due July 5, 2023	—	—	49.9	49.9	49.9	49.9
Senior Notes at Amortized Cost:
5.000% Senior Notes due September 19, 2022	277.6	277.9	278.3	278.7	279.1	279.6
4.350% Senior Notes due February 15, 2025	448.8	448.9	448.8	448.8	448.7	448.6
2.400% Senior Notes due September 30, 2030	395.9	395.8	395.8	395.6	—	—
Long-term Debt Outstanding	$1,122.3	$1,122.6	$1,172.8	$1,173.0	$777.7	$778.1

Federal Home Loan Bank Advances to Insurance Subsidiaries:
Reported as Policyholder Contract Liabilities:
Federal Home Loan Bank of Chicago	$382.8	$407.5	$407.8	$444.1	$454.3	$364.2
Reported as Debt Outstanding:
Federal Home Loan Bank of Dallas	$—	$—	$—	$—	$—	$—
Federal Home Loan Bank of Chicago	$—	$—	$—	$—	$—	$—
Federal Home Loan Bank of San Francisco	$—	$—	$—	$—	$—	$—

	A.M. Best	Moody’s	S&P	Fitch
As of Date of Financial Supplement
Kemper Debt Ratings:
Senior Unsecured Debt	BBB	Baa3	BBB	BBB
Insurance Company Financial Strength Ratings:
Trinity Universal Insurance Company	A	A3	A	A
United Insurance Company of America	A	A3	A-	A-
Reserve National Insurance Company	A	NR	NR	NR
Infinity Insurance Company	A	A3	A	NR

NR - Not Rated

Kemper Corporation
Segment Revenues
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Jun 30, 2021	Jun 30, 2020
Revenues:
Specialty Property & Casualty Insurance:
Earned Premiums:
Specialty Automobile	$909.6	$785.4	$796.1	$792.2	$689.8	$753.2	$1,695.0	$1,443.0
Commercial Automobile	100.7	92.2	86.3	79.2	69.2	69.3	192.9	138.5
Total Specialty Property & Casualty Insurance Earned Premiums	1,010.3	877.6	882.4	871.4	759.0	822.5	1,887.9	1,581.5
Net Investment Income	42.7	35.0	37.9	30.5	16.9	28.8	77.7	45.7
Change in Value of Alternative Energy Partnership Investments	(3.7)	(7.3)	—	—	—	—	(11.0)	—
Other Income	1.0	0.9	0.4	0.4	0.1	0.9	1.9	1.0
Total Specialty Property & Casualty Insurance Revenues	1,050.3	906.2	920.7	902.3	776.0	852.2	1,956.5	1,628.2
Preferred Property & Casualty Insurance:
Earned Premiums:
Preferred Automobile	103.5	103.0	107.1	110.6	99.1	114.9	206.5	214.0
Homeowners	51.3	50.8	53.3	55.0	55.6	56.8	102.1	112.4
Other Personal	8.4	8.4	8.8	8.9	8.9	9.2	16.8	18.1
Total Preferred Property & Casualty Insurance Earned Premiums	163.2	162.2	169.2	174.5	163.6	180.9	325.4	344.5
Net Investment Income	19.5	15.9	13.4	10.3	4.3	9.7	35.4	14.0
Change in Value of Alternative Energy Partnership Investments	(2.0)	(4.1)	—	—	—	—	(6.1)	—
Other Income	—	—	—	—	0.1	—	—	0.1
Total Preferred Property & Casualty Insurance Revenues	180.7	174.0	182.6	184.8	168.0	190.6	354.7	358.6
Life & Health Insurance:
Earned Premiums:
Life	100.6	98.1	96.5	96.3	95.7	97.2	198.7	192.9
Accident and Health	47.9	47.4	50.2	48.9	50.8	49.4	95.3	100.2
Property	15.7	15.5	15.7	15.4	16.2	16.4	31.2	32.6
Total Life & Health Insurance Earned Premiums	164.2	161.0	162.4	160.6	162.7	163.0	325.2	325.7
Net Investment Income	52.4	51.1	52.8	50.7	44.3	51.0	103.5	95.3
Change in Value of Alternative Energy Partnership Investments	(2.0)	(4.0)	—	—	—	—	(6.0)	—
Other Income	0.1	0.1	—	—	0.5	0.1	0.2	0.6
Total Life & Health Insurance Revenues	214.7	208.2	215.2	211.3	207.5	214.1	422.9	421.6
Total Segment Revenues	1,445.7	1,288.4	1,318.5	1,298.4	1,151.5	1,256.9	2,734.1	2,408.4
Income (Loss) from Change in Fair Value of Equity and Convertible Securities	40.8	52.2	73.1	45.2	71.6	(117.8)	93.0	(46.2)
Net Realized Gains on Sales of Investments	19.2	13.8	(0.1)	10.0	11.7	16.5	33.0	28.2
Impairment Losses	(3.2)	(4.0)	0.5	(1.0)	(7.0)	(12.0)	(7.2)	(19.0)
Other	5.2	1.6	0.1	1.1	3.1	85.4	6.8	88.5
Total Revenues	$1,507.7	$1,352.0	$1,392.1	$1,353.7	$1,230.9	$1,229.0	$2,859.7	$2,459.9

Kemper Corporation
Segment Operating Results
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Jun 30, 2021	Jun 30, 2020
Segment Operating Income (Loss):
Specialty Property & Casualty Insurance	$(122.1)	$85.2	$111.5	$149.9	$84.5	$75.0	$(36.9)	$159.5
Preferred Property & Casualty Insurance	(13.4)	3.0	19.8	(41.8)	0.8	23.0	(10.4)	23.8
Life & Health Insurance	13.2	(0.8)	9.6	15.2	19.9	26.5	12.4	46.4
Total Segment Operating Income (Loss)	(122.3)	87.4	140.9	123.3	105.2	124.5	(34.9)	229.7
Partial Satisfaction of Judgment	—	—	—	—	—	89.4	—	89.4
Other	(13.8)	(11.5)	(9.7)	(11.0)	(4.7)	(11.1)	(25.3)	(15.8)
Corporate and Other Operating Income (Loss)	(13.8)	(11.5)	(9.7)	(11.0)	(4.7)	78.3	(25.3)	73.6
Total Operating Income (Loss)	(136.1)	75.9	131.2	112.3	100.5	202.8	(60.2)	303.3
Income From:
Change in Fair Value of Equity and Convertible Securities	40.8	52.2	73.1	45.2	71.6	(117.8)	93.0	(46.2)
Net Realized Gains on Sales of Investments	19.2	13.8	(0.1)	10.0	11.7	16.5	33.0	28.2
Impairment Losses	(3.2)	(4.0)	0.5	(1.0)	(7.0)	(12.0)	(7.2)	(19.0)
Acquisition Related Transaction, Integration and Other Costs	(10.4)	(16.3)	(20.0)	(14.4)	(17.1)	(11.8)	(26.7)	(28.9)
Debt Extinguishment, Pension and Other Charges	—	—	(64.1)	—	—	—	—	—
Income before Income Taxes	$(89.7)	$121.6	$120.6	$152.1	$159.7	$77.7	$31.9	$237.4
Segment Net Operating Income (Loss):
Specialty Property & Casualty Insurance	$(91.7)	$80.1	$91.1	$119.2	$67.5	$60.1	$(11.6)	$127.6
Preferred Property & Casualty Insurance	(8.3)	9.6	16.9	(32.7)	0.9	18.4	1.3	19.3
Life & Health Insurance	13.0	7.3	9.4	12.2	16.1	22.3	20.3	38.4
Total Segment Net Operating Income (Loss)	(87.0)	97.0	117.4	98.7	84.5	100.8	10.0	185.3
Corporate and Other Net Operating Income (Loss) From:
Partial Satisfaction of Legal Judgment	—	—	—	—	—	70.6	—	70.6
Other	(12.4)	(9.8)	(11.6)	(7.8)	(5.3)	(8.5)	(22.2)	(13.8)
Corporate and Other Net Operating Income (Loss)	(12.4)	(9.8)	(11.6)	(7.8)	(5.3)	62.1	(22.2)	56.8
Adjusted Consolidated Net Operating Income (Loss)	(99.4)	87.2	105.8	90.9	79.2	162.9	(12.2)	242.1
Net Income (Loss) From:
Change in Fair Value of Equity and Convertible Securities	32.3	41.2	57.8	35.7	56.6	(93.1)	73.5	(36.5)
Net Realized Gains on Sales of Investments	15.2	10.9	(0.1)	7.9	9.3	13.0	26.1	22.3
Impairment Losses	(2.5)	(3.2)	0.4	(0.8)	(5.5)	(9.5)	(5.7)	(15.0)
Acquisition Related Transaction, Integration and Other Costs	(8.2)	(12.9)	(15.8)	(11.4)	(13.5)	(9.3)	(21.1)	(22.8)
Debt Extinguishment, Pension and Other Charges	—	—	(50.6)	—	—	—	—	—
Net Income	$(62.6)	$123.2	$97.5	$122.3	$126.1	$64.0	$60.6	$190.1

Kemper Corporation
Catastrophe Frequency and Severity
(Dollars in Millions)
(Unaudited)

	Six Months Ended June 30, 2021
	Specialty Property & Casualty Insurance Segment		Preferred Property & Casualty Insurance Segment		Life & Health Insurance Segment		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	25	$9.8	26	$22.3	23	$4.4	28	$32.2
$5 - $10	—	—	2	10.8	—	—	2	14.0
$10 - $15	—	—	—	—	—	—	—	—
$15 - $20	—	—	1	15.1	—	—	1	16.2
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—	—	—
Total	25	$9.8	29	$48.2	23	$4.4	31	$62.4

	Six Months Ended June 30, 2020
	Specialty Property & Casualty Insurance Segment		Preferred Property & Casualty Insurance Segment		Life & Health Insurance Segment		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	26	$4.7	27	$25.4	7	$4.0	27	$27.1
$5 - $10	—	—	—	—	—	—	1	7.0
$10 - $15	—	—	—	—	—	—	—	—
$15 - $20	—	—	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—	—	—
Total	26	$4.7	27	$25.4	7	$4.0	28	$34.1

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2021	March 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Jun 30, 2021	Jun 30, 2020
Results of Operations
Net Premiums Written	$1,082.0	$972.0	$829.2	$914.2	$780.9	$911.2	$2,054.0	$1,692.1

Total Specialty P&C
Specialty Personal Automobile	909.6	785.4	796.1	792.2	689.8	753.2	1,695.0	1,443.0
Commercial Automobile	100.7	92.2	86.3	79.2	69.2	69.3	192.9	138.5
Earned Premium	$1,010.3	$877.6	$882.4	$871.4	$759.0	$822.5	$1,887.9	$1,581.5
Net Investment Income	42.7	35.0	37.9	30.5	16.9	28.8	77.7	45.7
Change in Value of Alternative Energy Partnership Investments	(3.7)	(7.3)	—	—	—	—	(11.0)	—
Other Income	1.0	0.9	0.4	0.4	0.1	0.9	1.9	1.0
Total Revenues	1,050.3	906.2	920.7	902.3	776.0	852.2	1,956.5	1,628.2
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	877.4	650.0	626.2	589.0	515.8	619.8	1,527.4	1,135.6
Catastrophe Losses and LAE	8.1	1.7	5.5	2.1	4.5	0.2	9.8	4.7
Prior Years:
Non-catastrophe Losses and LAE	81.3	(1.4)	(1.7)	1.9	9.6	5.3	79.9	14.9
Catastrophe Losses and LAE	—	0.4	0.1	(0.1)	—	0.2	0.4	0.2
Total Incurred Losses and LAE	966.8	650.7	630.1	592.9	529.9	625.5	1,617.5	1,155.4
Insurance Expenses	205.6	170.3	179.1	159.5	161.2	152.1	375.9	313.3
Other Expenses	—	—	—	—	0.4	(0.4)	—	—
Operating Income (Loss)	(122.1)	85.2	111.5	149.9	84.5	75.0	(36.9)	159.5
Income Tax Benefit (Expense)	30.4	(5.1)	(20.4)	(30.7)	(17.0)	(14.9)	25.3	(31.9)
Segment Net Operating Income (Loss)	$(91.7)	$80.1	$91.1	$119.2	$67.5	$60.1	$(11.6)	$127.6
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	86.9%	74.1%	71.0%	67.6%	67.9%	75.4%	81.0%	71.9%
Current Year Catastrophe Losses and LAE Ratio	0.8	0.2	0.6	0.2	0.6	—	0.5	0.3
Prior Years Non-catastrophe Losses and LAE Ratio	8.0	(0.2)	(0.2)	0.2	1.3	0.6	4.2	0.9
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	—	—	—	—
Total Incurred Loss and LAE Ratio	95.7	74.1	71.4	68.0	69.8	76.0	85.7	73.1
Insurance Expense Ratio	20.4	19.4	20.3	18.3	21.2	18.5	19.9	19.8
Combined Ratio	116.1%	93.5%	91.7%	86.3%	91.0%	94.5%	105.6%	92.9%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	86.9%	74.1%	71.0%	67.6%	67.9%	75.4%	81.0%	71.9%
Insurance Expense Ratio	20.4	19.4	20.3	18.3	21.2	18.5	19.9	19.8
Underlying Combined Ratio	107.3%	93.5%	91.3%	85.9%	89.1%	93.9%	100.9%	91.7%
Non-GAAP Measure Reconciliation
Combined Ratio as Reported	116.1%	93.5%	91.7%	86.3%	91.0%	94.5%	105.6%	92.9%
Less:
Current Year Catastrophe Losses and LAE Ratio	0.8	0.2	0.6	0.2	0.6	—	0.5	0.3
Prior Years Non-catastrophe Losses and LAE Ratio	8.0	(0.2)	(0.2)	0.2	1.3	0.6	4.2	0.9
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	—	—	—	—
Underlying Combined Ratio	107.3%	93.5%	91.3%	85.9%	89.1%	93.9%	100.9%	91.7%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Results of Operations and Selected Financial Information (continued)
(Dollars in Millions)
(Unaudited)

	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020
Insurance Reserves:
Non-Standard Automobile	$1,703.1	$1,304.7	$1,308.3	$1,271.9	$1,252.6	$1,326.3
Commercial Automobile	281.6	257.2	236.5	223.0	221.0	215.1
Insurance Reserves	$1,984.7	$1,561.9	$1,544.8	$1,494.9	$1,473.6	$1,541.4
Insurance Reserves:
Loss and Allocated LAE Reserves:
Case and Allocated LAE	$1,005.8	$799.7	$744.6	$718.8	$667.9	$716.0
Incurred but Not Reported	810.2	614.1	653.6	631.8	660.8	679.1
Total Loss Reserves	1,816.0	1,413.8	1,398.2	1,350.6	1,328.7	1,395.1
Unallocated LAE Reserves	168.7	148.1	146.6	144.3	144.9	146.3
Insurance Reserves	$1,984.7	$1,561.9	$1,544.8	$1,494.9	$1,473.6	$1,541.4

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Specialty Personal Automobile Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Jun 30, 2021	Jun 30, 2020
Results of Operations
Net Premiums Written	$964.3	$861.5	$736.3	$819.4	$700.5	$830.3	$1,825.8	$1,530.8

Earned Premiums	$909.6	$785.4	$796.1	$792.2	$689.8	$753.2	$1,695.0	$1,443.0
Net Investment Income	35.4	29.1	32.4	26.2	15.2	24.8	64.5	40.0
Change in Value of Alternative Energy Partnership Investments	(2.9)	(5.8)	—	—	—	—	(8.7)	—
Other Income	1.0	0.9	0.4	0.4	0.1	0.8	1.9	0.9
Total Revenues	943.1	809.6	828.9	818.8	705.1	778.8	1,752.7	1,483.9
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	805.1	586.4	569.1	543.4	472.4	576.0	1,391.5	1,048.4
Catastrophe Losses and LAE	7.4	1.6	5.2	2.0	4.2	0.2	9.0	4.4
Prior Years:
Non-catastrophe Losses and LAE	76.0	(4.4)	(3.1)	2.1	11.2	17.8	71.6	29.0
Catastrophe Losses and LAE	—	0.4	—	(0.1)	0.1	0.2	0.4	0.3
Total Incurred Losses and LAE	888.5	584.0	571.2	547.4	487.9	594.2	1,472.5	1,082.1
Insurance Expenses	187.7	155.3	162.8	145.6	146.7	139.2	343.0	285.9
Other Expenses	—	—	—	—	0.4	(0.4)	—	—
Operating Income (Loss)	(133.1)	70.3	94.9	125.8	70.1	45.8	(62.8)	115.9
Income Benefit (Expense)	31.8	(4.6)	(17.5)	(25.7)	(14.2)	(8.8)	27.2	(23.0)
Total Product Line Net Operating Income (Loss)	$(101.3)	$65.7	$77.4	$100.1	$55.9	$37.0	$(35.6)	$92.9
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	88.5%	74.7%	71.4%	68.5%	68.5%	76.5%	82.2%	72.7%
Current Year Catastrophe Losses and LAE Ratio	0.8	0.2	0.7	0.3	0.6	—	0.5	0.3
Prior Years Non-catastrophe Losses and LAE Ratio	8.4	(0.6)	(0.4)	0.3	1.6	2.4	4.2	2.0
Prior Years Catastrophe Losses and LAE Ratio	—	0.1	—	—	—	—	—	—
Total Incurred Loss and LAE Ratio	97.7	74.4	71.7	69.1	70.7	78.9	86.9	75.0
Insurance Expense Ratio	20.6	19.8	20.4	18.4	21.3	18.5	20.2	19.8
Combined Ratio	118.3%	94.2%	92.1%	87.5%	92.0%	97.4%	107.1%	94.8%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	88.5%	74.7%	71.4%	68.5%	68.5%	76.5%	82.2%	72.7%
Insurance Expense Ratio	20.6	19.8	20.4	18.4	21.3	18.5	20.2	19.8
Underlying Combined Ratio	109.1%	94.5%	91.8%	86.9%	89.8%	95.0%	102.4%	92.5%
Non-GAAP Measure Reconciliation
Combined Ratio	118.3%	94.2%	92.1%	87.5%	92.0%	97.4%	107.1%	94.8%
Less:
Current Year Catastrophe Losses and LAE Ratio	0.8	0.2	0.7	0.3	0.6	—	0.5	0.3
Prior Years Non-catastrophe Losses and LAE Ratio	8.4	(0.6)	(0.4)	0.3	1.6	2.4	4.2	2.0
Prior Years Catastrophe Losses and LAE Ratio	—	0.1	—	—	—	—	—	—
Underlying Combined Ratio	109.1%	94.5%	91.8%	86.9%	89.8%	95.0%	102.4%	92.5%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Commercial Automobile Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Jun 30, 2021	Jun 30, 2020
Results of Operations
Net Premiums Written	$117.7	$110.5	$92.9	$94.8	$80.4	$80.9	$228.2	$161.3

Earned Premiums	$100.7	$92.2	$86.3	$79.2	$69.2	$69.3	$192.9	$138.5
Net Investment Income	7.3	5.9	5.5	4.3	1.7	4.0	13.2	5.7
Change in Value of Alternative Energy Partnership Investments	(0.8)	(1.5)	—	—	—	—	(2.3)	—
Other Income	—	—	—	—	—	0.1	—	0.1
Total Revenues	107.2	96.6	91.8	83.5	70.9	73.4	203.8	144.3
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	72.3	63.6	57.1	45.6	43.4	43.8	135.9	87.2
Catastrophe Losses and LAE	0.7	0.1	0.3	0.1	0.3	—	0.8	0.3
Prior Years:
Non-catastrophe Losses and LAE	5.3	3.0	1.4	(0.2)	(1.6)	(12.5)	8.3	(14.1)
Catastrophe Losses and LAE	—	—	0.1	—	(0.1)	—	—	(0.1)
Total Incurred Losses and LAE	78.3	66.7	58.9	45.5	42.0	31.3	145.0	73.3
Insurance Expenses	17.9	15.0	16.3	13.9	14.5	12.9	32.9	27.4
Other Expenses	—	—	—	—	—	—	—	—
Operating Income (Loss)	11.0	14.9	16.6	24.1	14.4	29.2	25.9	43.6
Income Tax Benefit (Expense)	(1.4)	(0.5)	(2.9)	(5.0)	(2.8)	(6.1)	(1.9)	(8.9)
Total Product Line Net Operating Income (Loss)	$9.6	$14.4	$13.7	$19.1	$11.6	$23.1	$24.0	$34.7
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	71.8%	68.9%	66.3%	57.6%	62.7%	63.2%	70.5%	63.0%
Current Year Catastrophe Losses and LAE Ratio	0.7	0.1	0.3	0.1	0.4	—	0.4	0.2
Prior Years Non-catastrophe Losses and LAE Ratio	5.3	3.3	1.6	(0.3)	(2.3)	(18.0)	4.3	(10.2)
Prior Years Catastrophe Losses and LAE Ratio	—	—	0.1	—	(0.1)	—	—	(0.1)
Total Incurred Loss and LAE Ratio	77.8	72.3	68.3	57.4	60.7	45.2	75.2	52.9
Insurance Expense Ratio	17.8	16.3	18.9	17.6	21.0	18.6	17.1	19.8
Combined Ratio	95.6%	88.6%	87.2%	75.0%	81.7%	63.8%	92.3%	72.7%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	71.8%	68.9%	66.3%	57.6%	62.7%	63.2%	70.5%	63.0%
Insurance Expense Ratio	17.8	16.3	18.9	17.6	21.0	18.6	17.1	19.8
Underlying Combined Ratio	89.6%	85.2%	85.2%	75.2%	83.7%	81.8%	87.6%	82.8%
Non-GAAP Measure Reconciliation
Combined Ratio	95.6%	88.6%	87.2%	75.0%	81.7%	63.8%	92.3%	72.7%
Less:
Current Year Catastrophe Losses and LAE Ratio	0.7	0.1	0.3	0.1	0.4	—	0.4	0.2
Prior Years Non-catastrophe Losses and LAE Ratio	5.3	3.3	1.6	(0.3)	(2.3)	(18.0)	4.3	(10.2)
Prior Years Catastrophe Losses and LAE Ratio	—	—	0.1	—	(0.1)	—	—	(0.1)
Underlying Combined Ratio	89.6%	85.2%	85.2%	75.2%	83.7%	81.8%	87.6%	82.8%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Preferred Property & Casualty Insurance Segment
Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Jun 30, 2021	Jun 30, 2020
Results of Operations
Net Premiums Written	$169.6	$154.4	$155.2	$172.2	$161.5	$164.1	$324.0	$325.6

Earned Premiums	$163.2	$162.2	$169.2	$174.5	$163.6	$180.9	$325.4	$344.5
Net Investment Income	19.5	15.9	13.4	10.3	4.3	9.7	35.4	14.0
Change in Value of Alternative Energy Partnership Investments	(2.0)	(4.1)	—	—	—	—	(6.1)	—
Other Income	—	—	—	—	0.1	—	—	0.1
Total Revenues	180.7	174.0	182.6	184.8	168.0	190.6	354.7	358.6
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	116.2	96.2	107.1	102.8	82.5	108.5	212.4	191.0
Catastrophe Losses and LAE	24.2	24.0	(5.3)	61.9	20.6	4.8	48.2	25.4
Prior Years:
Non-catastrophe Losses and LAE	5.0	0.1	9.5	6.3	8.2	(3.3)	5.1	4.9
Catastrophe Losses and LAE	(3.4)	(0.3)	0.1	0.1	0.4	(1.1)	(3.7)	(0.7)
Total Incurred Losses and LAE	142.0	120.0	111.4	171.1	111.7	108.9	262.0	220.6
Insurance Expenses	52.1	51.0	51.4	55.5	55.5	58.7	103.1	114.2
Operating Income (Loss)	(13.4)	3.0	19.8	(41.8)	0.8	23.0	(10.4)	23.8
Income Tax Benefit (Expense)	5.1	6.6	(2.9)	9.1	0.1	(4.6)	11.7	(4.5)
Segment Net Operating Income (Loss)	$(8.3)	$9.6	$16.9	$(32.7)	$0.9	$18.4	$1.3	$19.3
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	71.2%	59.3%	63.2%	58.9%	50.5%	59.9%	65.2%	55.4%
Current Year Catastrophe Losses and LAE Ratio	14.8	14.8	(3.1)	35.5	12.6	2.7	14.8	7.4
Prior Years Non-catastrophe Losses and LAE Ratio	3.1	0.1	5.6	3.6	5.0	(1.8)	1.6	1.4
Prior Years Catastrophe Losses and LAE Ratio	(2.1)	(0.2)	0.1	0.1	0.2	(0.6)	(1.1)	(0.2)
Total Incurred Loss and LAE Ratio	87.0	74.0	65.8	98.1	68.3	60.2	80.5	64.0
Insurance Expense Ratio	31.9	31.4	30.4	31.8	33.9	32.4	31.7	33.1
Combined Ratio	118.9%	105.4%	96.2%	129.9%	102.2%	92.6%	112.2%	97.1%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	71.2%	59.3%	63.2%	58.9%	50.5%	59.9%	65.2%	55.4%
Insurance Expense Ratio	31.9	31.4	30.4	31.8	33.9	32.4	31.7	33.1
Underlying Combined Ratio	103.1%	90.7%	93.6%	90.7%	84.4%	92.3%	96.9%	88.5%
Non-GAAP Measure Reconciliation
Combined Ratio as Reported	118.9%	105.4%	96.2%	129.9%	102.2%	92.6%	112.2%	97.1%
Less:
Current Year Catastrophe Losses and LAE Ratio	14.8	14.8	(3.1)	35.5	12.6	2.7	14.8	7.4
Prior Years Non-catastrophe Losses and LAE Ratio	3.1	0.1	5.6	3.6	5.0	(1.8)	1.6	1.4
Prior Years Catastrophe Losses and LAE Ratio	(2.1)	(0.2)	0.1	0.1	0.2	(0.6)	(1.1)	(0.2)
Underlying Combined Ratio	103.1%	90.7%	93.6%	90.7%	84.4%	92.3%	96.9%	88.5%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Preferred Property & Casualty Insurance Segment
Results of Operations and Selected Financial Information (continued)
(Dollars in Millions)
(Unaudited)

	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020
Insurance Reserves:
Preferred Automobile	$282.9	$275.9	$281.3	$265.2	$252.8	$254.8
Homeowners	110.7	107.6	104.0	137.9	99.5	90.8
Other Personal	31.0	30.7	26.3	25.5	25.7	28.8
Insurance Reserves	$424.6	$414.2	$411.6	$428.6	$378.0	$374.4
Insurance Reserves:
Loss and Allocated LAE Reserves:
Case and Allocated LAE	$282.3	$282.0	$262.2	$266.8	$230.7	$231.1
Incurred but Not Reported	116.1	105.6	122.0	134.2	119.6	115.1
Total Loss Reserves	398.4	387.6	384.2	401.0	350.3	346.2
Unallocated LAE Reserves	26.2	26.6	27.4	27.6	27.7	28.2
Insurance Reserves	$424.6	$414.2	$411.6	$428.6	$378.0	$374.4

Kemper Corporation
Preferred Property & Casualty Insurance Segment
Preferred Personal Automobile Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Jun 30, 2021	Jun 30, 2020
Results of Operations
Net Premiums Written	$104.4	$100.4	$98.8	$107.2	$95.6	$105.9	$204.8	$201.5

Earned Premiums	$103.5	$103.0	$107.1	$110.6	$99.1	$114.9	$206.5	$214.0
Net Investment Income	9.0	7.3	7.9	6.1	2.5	5.8	16.3	8.3
Change in Value of Alternative Energy Partnership Investments	(0.9)	(1.9)	—	—	—	—	(2.8)	—
Other Income	—	—	—	—	0.1	—	—	0.1
Total Revenues	111.6	108.4	115.0	116.7	101.7	120.7	220.0	222.4
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	81.6	67.8	78.0	72.2	53.8	75.9	149.4	129.7
Catastrophe Losses and LAE	2.8	0.6	0.4	1.8	2.0	0.2	3.4	2.2
Prior Years:
Non-catastrophe Losses and LAE	3.6	1.2	9.9	5.9	9.7	2.2	4.8	11.9
Catastrophe Losses and LAE	(0.2)	0.1	(0.4)	(0.2)	(0.3)	(0.1)	(0.1)	(0.4)
Total Incurred Losses and LAE	87.8	69.7	87.9	79.7	65.2	78.2	157.5	143.4
Insurance Expenses	33.6	32.8	32.3	34.7	34.0	36.1	66.4	70.1
Operating Income (Loss)	(9.8)	5.9	(5.2)	2.3	2.5	6.4	(3.9)	8.9
Income Tax Benefit (Expense)	3.1	2.1	1.9	(0.3)	(0.4)	(1.2)	5.2	(1.6)
Total Product Line Net Operating Income (Loss)	$(6.7)	$8.0	$(3.3)	$2.0	$2.1	$5.2	$1.3	$7.3
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	78.8%	65.8%	72.9%	65.4%	54.3%	66.1%	72.4%	60.6%
Current Year Catastrophe Losses and LAE Ratio	2.7	0.6	0.4	1.6	2.0	0.2	1.6	1.0
Prior Years Non-catastrophe Losses and LAE Ratio	3.5	1.2	9.2	5.3	9.8	1.9	2.3	5.6
Prior Years Catastrophe Losses and LAE Ratio	(0.2)	0.1	(0.4)	(0.2)	(0.3)	(0.1)	—	(0.2)
Total Incurred Loss and LAE Ratio	84.8	67.7	82.1	72.1	65.8	68.1	76.3	67.0
Insurance Expense Ratio	32.5	31.8	30.2	31.4	34.3	31.4	32.2	32.8
Combined Ratio	117.3%	99.5%	112.3%	103.5%	100.1%	99.5%	108.5%	99.8%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	78.8%	65.8%	72.9%	65.4%	54.3%	66.1%	72.4%	60.6%
Insurance Expense Ratio	32.5	31.8	30.2	31.4	34.3	31.4	32.2	32.8
Underlying Combined Ratio	111.3%	97.6%	103.1%	96.8%	88.6%	97.5%	104.6%	93.4%
Non-GAAP Measure Reconciliation
Combined Ratio	117.3%	99.5%	112.3%	103.5%	100.1%	99.5%	108.5%	99.8%
Less:
Current Year Catastrophe Losses and LAE Ratio	2.7	0.6	0.4	1.6	2.0	0.2	1.6	1.0
Prior Years Non-catastrophe Losses and LAE Ratio	3.5	1.2	9.2	5.3	9.8	1.9	2.3	5.6
Prior Years Catastrophe Losses and LAE Ratio	(0.2)	0.1	(0.4)	(0.2)	(0.3)	(0.1)	—	(0.2)
Underlying Combined Ratio	111.3%	97.6%	103.1%	96.8%	88.6%	97.5%	104.6%	93.4%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Preferred Property & Casualty Insurance Segment
Homeowners and Other Personal Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Jun 30, 2021	Jun 30, 2020
Results of Operations
Net Premiums Written	$65.2	$54.0	$56.4	$65.0	$65.9	$58.2	$119.2	$124.1

Earned Premiums	$59.7	$59.2	$62.1	$63.9	$64.5	$66.0	$118.9	$130.5
Net Investment Income	10.5	8.6	5.5	4.2	1.8	3.9	19.1	5.7
Change in Value of Alternative Energy Partnership Investments	(1.1)	(2.2)	—	—	—	—	(3.3)	—
Total Revenues	69.1	65.6	67.6	68.1	66.3	69.9	134.7	136.2
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	34.6	28.4	29.1	30.6	28.7	32.6	63.0	61.3
Catastrophe Losses and LAE	21.4	23.4	(5.7)	60.1	18.6	4.6	44.8	23.2
Prior Years:
Non-catastrophe Losses and LAE	1.4	(1.1)	(0.4)	0.4	(1.5)	(5.5)	0.3	(7.0)
Catastrophe Losses and LAE	(3.2)	(0.4)	0.5	0.3	0.7	(1.0)	(3.6)	(0.3)
Total Incurred Losses and LAE	54.2	50.3	23.5	91.4	46.5	30.7	104.5	77.2
Insurance Expenses	18.5	18.2	19.1	20.8	21.5	22.6	36.7	44.1
Operating Income (Loss)	(3.6)	(2.9)	25.0	(44.1)	(1.7)	16.6	(6.5)	14.9
Income Tax Benefit (Expense)	2.0	4.5	(4.8)	9.4	0.5	(3.4)	6.5	(2.9)
Total Product Line Net Operating Income (Loss)	$(1.6)	$1.6	$20.2	$(34.7)	$(1.2)	$13.2	$—	$12.0
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	58.1%	48.1%	46.8%	47.8%	44.5%	49.3%	52.9%	47.0%
Current Year Catastrophe Losses and LAE Ratio	35.8	39.5	(9.2)	94.1	28.8	7.0	37.7	17.8
Prior Years Non-catastrophe Losses and LAE Ratio	2.3	(1.9)	(0.6)	0.6	(2.3)	(8.3)	0.3	(5.4)
Prior Years Catastrophe Losses and LAE Ratio	(5.4)	(0.7)	0.8	0.5	1.1	(1.5)	(3.0)	(0.2)
Total Incurred Loss and LAE Ratio	90.8	85.0	37.8	143.0	72.1	46.5	87.9	59.2
Insurance Expense Ratio	31.0	30.7	30.8	32.6	33.3	34.2	30.9	33.8
Combined Ratio	121.8%	115.7%	68.6%	175.6%	105.4%	80.7%	118.8%	93.0%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	58.1%	48.1%	46.8%	47.8%	44.5%	49.3%	52.9%	47.0%
Insurance Expense Ratio	31.0	30.7	30.8	32.6	33.3	34.2	30.9	33.8
Underlying Combined Ratio	89.1%	78.8%	77.6%	80.4%	77.8%	83.5%	83.8%	80.8%
Non-GAAP Measure Reconciliation
Combined Ratio	121.8%	115.7%	68.6%	175.6%	105.4%	80.7%	118.8%	93.0%
Less:
Current Year Catastrophe Losses and LAE Ratio	35.8	39.5	(9.2)	94.1	28.8	7.0	37.7	17.8
Prior Years Non-catastrophe Losses and LAE Ratio	2.3	(1.9)	(0.6)	0.6	(2.3)	(8.3)	0.3	(5.4)
Prior Years Catastrophe Losses and LAE Ratio	(5.4)	(0.7)	0.8	0.5	1.1	(1.5)	(3.0)	(0.2)
Underlying Combined Ratio	89.1%	78.8%	77.6%	80.4%	77.8%	83.5%	83.8%	80.8%
[1]Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Preferred Property & Casualty Insurance Segment
Homeowners Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Jun 30, 2021	Jun 30, 2020
Results of Operations
Net Premiums Written	$56.3	$46.1	$48.3	$55.7	$57.2	$49.9	$102.4	$107.1

Earned Premiums	$51.3	$50.8	$53.3	$55.0	$55.6	$56.8	$102.1	$112.4
Net Investment Income	9.6	7.8	5.0	3.8	1.6	3.6	17.4	5.2
Change in Value of Alternative Energy Partnership Investments	(1.0)	(2.0)	—	—	—	—	(3.0)	—
Total Revenues	59.9	56.6	58.3	58.8	57.2	60.4	116.5	117.6
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	30.5	24.2	26.5	28.1	25.4	28.7	54.7	54.1
Catastrophe Losses and LAE	21.8	22.0	(10.1)	58.6	18.2	4.5	43.8	22.7
Prior Years:
Non-catastrophe Losses and LAE	0.2	(2.5)	0.3	2.0	(0.8)	(4.3)	(2.3)	(5.1)
Catastrophe Losses and LAE	(1.8)	(0.1)	0.6	0.2	0.6	(0.7)	(1.9)	(0.1)
Total Incurred Losses and LAE	50.7	43.6	17.3	88.9	43.4	28.2	94.3	71.6
Insurance Expenses	16.1	15.7	16.6	18.2	18.6	19.5	31.8	38.1
Operating Income (Loss)	(6.9)	(2.7)	24.4	(48.3)	(4.8)	12.7	(9.6)	7.9
Income Tax Benefit (Expense)	2.6	4.1	(4.7)	10.3	1.1	(2.6)	6.7	(1.5)
Total Product Line Net Operating Income (Loss)	$(4.3)	$1.4	$19.7	$(38.0)	$(3.7)	$10.1	$(2.9)	$6.4
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	59.4%	47.6%	49.7%	51.1%	45.7%	50.5%	53.7%	48.1%
Current Year Catastrophe Losses and LAE Ratio	42.5	43.3	(18.9)	106.5	32.7	7.9	42.9	20.2
Prior Years Non-catastrophe Losses and LAE Ratio	0.4	(4.9)	0.6	3.6	(1.4)	(7.6)	(2.3)	(4.5)
Prior Years Catastrophe Losses and LAE Ratio	(3.5)	(0.2)	1.1	0.4	1.1	(1.2)	(1.9)	(0.1)
Total Incurred Loss and LAE Ratio	98.8	85.8	32.5	161.6	78.1	49.6	92.4	63.7
Insurance Expense Ratio	31.4	30.9	31.1	33.1	33.5	34.3	31.1	33.9
Combined Ratio	130.2%	116.7%	63.6%	194.7%	111.6%	83.9%	123.5%	97.6%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	59.4%	47.6%	49.7%	51.1%	45.7%	50.5%	53.7%	48.1%
Insurance Expense Ratio	31.4	30.9	31.1	33.1	33.5	34.3	31.1	33.9
Underlying Combined Ratio	90.8%	78.5%	80.8%	84.2%	79.2%	84.8%	84.8%	82.0%
Non-GAAP Measure Reconciliation
Combined Ratio	130.2%	116.7%	63.6%	194.7%	111.6%	83.9%	123.5%	97.6%
Less:
Current Year Catastrophe Losses and LAE Ratio	42.5	43.3	(18.9)	106.5	32.7	7.9	42.9	20.2
Prior Years Non-catastrophe Losses and LAE Ratio	0.4	(4.9)	0.6	3.6	(1.4)	(7.6)	(2.3)	(4.5)
Prior Years Catastrophe Losses and LAE Ratio	(3.5)	(0.2)	1.1	0.4	1.1	(1.2)	(1.9)	(0.1)
Underlying Combined Ratio	90.8%	78.5%	80.8%	84.2%	79.2%	84.8%	84.8%	82.0%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Preferred Property & Casualty Insurance Segment
Other Personal Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Jun 30, 2021	Jun 30, 2020
Results of Operations
Net Premiums Written	$8.9	$7.9	$8.1	$9.3	$8.7	$8.3	$16.8	$17.0

Earned Premiums	$8.4	$8.4	$8.8	$8.9	$8.9	$9.2	$16.8	$18.1
Net Investment Income	0.9	0.8	0.5	0.4	0.2	0.3	1.7	0.5
Change in Value of Alternative Energy Partnership Investments	(0.1)	(0.2)	—	—	—	—	(0.3)	—
Total Revenues	9.2	9.0	9.3	9.3	9.1	9.5	18.2	18.6
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	4.1	4.2	2.6	2.5	3.3	3.9	8.3	7.2
Catastrophe Losses and LAE	(0.4)	1.4	4.4	1.5	0.4	0.1	1.0	0.5
Prior Years:
Non-catastrophe Losses and LAE	1.2	1.4	(0.7)	(1.6)	(0.7)	(1.2)	2.6	(1.9)
Catastrophe Losses and LAE	(1.4)	(0.3)	(0.1)	0.1	0.1	(0.3)	(1.7)	(0.2)
Total Incurred Losses and LAE	3.5	6.7	6.2	2.5	3.1	2.5	10.2	5.6
Insurance Expenses	2.4	2.5	2.5	2.6	2.9	3.1	4.9	6.0
Operating Income (Loss)	3.3	(0.2)	0.6	4.2	3.1	3.9	3.1	7.0
Income Tax Benefit (Expense)	(0.6)	0.4	(0.1)	(0.9)	(0.6)	(0.8)	(0.2)	(1.4)
Total Product Line Net Operating Income (Loss)	$2.7	$0.2	$0.5	$3.3	$2.5	$3.1	$2.9	$5.6
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	48.9%	50.0%	29.6%	28.1%	37.1%	42.4%	49.3%	39.7%
Current Year Catastrophe Losses and LAE Ratio	(4.8)	16.7	50.0	16.9	4.5	1.1	6.0	2.8
Prior Years Non-catastrophe Losses and LAE Ratio	14.3	16.7	(8.0)	(18.0)	(7.9)	(13.0)	15.5	(10.5)
Prior Years Catastrophe Losses and LAE Ratio	(16.7)	(3.6)	(1.1)	1.1	1.1	(3.3)	(10.1)	(1.1)
Total Incurred Loss and LAE Ratio	41.7	79.8	70.5	28.1	34.8	27.2	60.7	30.9
Insurance Expense Ratio	28.6	29.8	28.4	29.2	32.6	33.7	29.2	33.1
Combined Ratio	70.3%	109.6%	98.9%	57.3%	67.4%	60.9%	89.9%	64.0%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	48.9%	50.0%	29.6%	28.1%	37.1%	42.4%	49.3%	39.7%
Insurance Expense Ratio	28.6	29.8	28.4	29.2	32.6	33.7	29.2	33.1
Underlying Combined Ratio	77.5%	79.8%	58.0%	57.3%	69.7%	76.1%	78.5%	72.8%
Non-GAAP Measure Reconciliation
Combined Ratio	70.3%	109.6%	98.9%	57.3%	67.4%	60.9%	89.9%	64.0%
Less:
Current Year Catastrophe Losses and LAE Ratio	(4.8)	16.7	50.0	16.9	4.5	1.1	6.0	2.8
Prior Years Non-catastrophe Losses and LAE Ratio	14.3	16.7	(8.0)	(18.0)	(7.9)	(13.0)	15.5	(10.5)
Prior Years Catastrophe Losses and LAE Ratio	(16.7)	(3.6)	(1.1)	1.1	1.1	(3.3)	(10.1)	(1.1)
Underlying Combined Ratio	77.5%	79.8%	58.0%	57.3%	69.7%	76.1%	78.5%	72.8%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Life & Health Insurance Segment
Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Jun 30, 2021	Jun 30, 2020
Results of Operations
Earned Premiums	$164.2	$161.0	$162.4	$160.6	$162.7	$163.0	$325.2	$325.7
Net Investment Income	52.4	51.1	52.8	50.7	44.3	51.0	103.5	95.3
Change in Value of Alternative Energy Partnership Investments	(2.0)	(4.0)	—	—	—	—	(6.0)	—
Other Income	0.1	0.1	—	—	0.5	0.1	0.2	0.6
Total Revenues	214.7	208.2	215.2	211.3	207.5	214.1	422.9	421.6
Policyholders’ Benefits and Incurred Losses and LAE	115.3	118.7	121.8	113.6	105.9	100.7	234.0	206.6
Insurance Expenses	86.2	90.3	83.8	82.5	81.7	86.9	176.5	168.6
Operating Income (Loss)	13.2	(0.8)	9.6	15.2	19.9	26.5	12.4	46.4
Income Tax Benefit (Expense)	(0.2)	8.1	(0.2)	(3.0)	(3.8)	(4.2)	7.9	(8.0)
Segment Net Operating Income (Loss)	$13.0	$7.3	$9.4	$12.2	$16.1	$22.3	$20.3	$38.4

	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020
Insurance Reserves:
Future Policyholder Benefits	$3,466.4	$3,448.0	$3,440.5	$3,426.4	$3,407.0	$3,397.1
Incurred Losses and LAE Reserves:
Life	58.8	68.1	61.1	59.0	61.6	75.5
Accident and Health	26.4	25.5	25.9	26.1	29.1	28.2
Property	4.4	5.4	4.6	5.1	3.8	3.1
Total Incurred Losses and LAE Reserves	89.6	99.0	91.6	90.2	94.5	106.8
Insurance Reserves	$3,556.0	$3,547.0	$3,532.1	$3,516.6	$3,501.5	$3,503.9

Kemper Corporation
Life & Health Insurance Segment
Life Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Jun 30, 2021	Jun 30, 2020
Results of Operations
Earned Premiums	$100.6	$98.1	$96.5	$96.3	$95.7	$97.2	$198.7	$192.9
Net Investment Income	50.9	49.6	52.3	47.5	44.8	48.7	100.5	93.5
Change in Value of Alternative Energy Partnership Investments	(1.9)	(3.8)	—	—	—	—	(5.7)	—
Other Income	—	—	(0.1)	—	0.1	—	—	0.1
Total Revenues	149.6	143.9	148.7	143.8	140.6	145.9	293.5	286.5
Policyholders’ Benefits and Incurred Losses and LAE	81.9	87.9	$89.4	84.0	76.7	68.1	169.8	144.8
Insurance Expenses	55.6	58.0	52.9	54.7	50.9	60.3	113.6	111.2
Operating Income (Loss)	12.1	(2.0)	6.4	5.1	13.0	17.5	10.1	30.5
Income Tax Benefit (Expense)	(0.1)	8.0	0.3	(0.8)	(2.4)	(2.3)	7.9	(4.7)
Total Product Line Operating Income (Loss)	$12.0	$6.0	$6.7	$4.3	$10.6	$15.2	$18.0	$25.8

Kemper Corporation
Life & Health Insurance Segment
Accident & Health Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Jun 30, 2021	Jun 30, 2020
Results of Operations
Earned Premiums	$47.9	$47.4	$50.2	$48.9	$50.8	$49.4	$95.3	$100.2
Net Investment Income	0.8	1.0	0.3	3.1	(0.4)	2.0	1.8	1.6
Change in Value of Alternative Energy Partnership Investments	—	(0.1)	—	—	—	—	(0.1)	—
Other Income	0.1	0.1	0.1	—	0.4	0.1	0.2	0.5
Total Revenues	48.8	48.4	50.6	52.0	50.8	51.5	97.2	102.3
Policyholders’ Benefits and Incurred Losses and LAE	26.8	24.5	24.5	20.7	22.0	28.1	51.3	50.1
Insurance Expenses	22.2	24.4	25.1	22.1	24.6	20.1	46.6	44.7
Operating Income (Loss)	(0.2)	(0.5)	1.0	9.2	4.2	3.3	(0.7)	7.5
Income Tax Benefit (Expense)	0.1	0.2	—	(2.0)	(0.9)	(0.7)	0.3	(1.6)
Total Product Line Net Operating Income (Loss)	$(0.1)	$(0.3)	$1.0	$7.2	$3.3	$2.6	$(0.4)	$5.9

Kemper Corporation
Life & Health Insurance Segment
Property Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Jun 30, 2021	Jun 30, 2020
Results of Operations
Earned Premiums	$15.7	$15.5	$15.7	$15.4	$16.2	$16.4	$31.2	$32.6
Net Investment Income	0.7	0.5	0.2	0.1	(0.1)	0.3	1.2	0.2
Change in Value of Alternative Energy Partnership Investments	(0.1)	(0.1)	—	—	—	—	(0.2)	—
Total Revenues	16.3	15.9	15.9	15.5	16.1	16.7	32.2	32.8
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	4.2	3.2	2.5	5.2	3.5	4.0	7.4	7.5
Catastrophe Losses and LAE	2.5	1.9	5.3	3.1	3.2	0.8	4.4	4.0
Prior Years:
Non-catastrophe Losses and LAE	0.1	0.7	0.1	0.4	0.3	(0.4)	0.8	(0.1)
Catastrophe Losses and LAE	(0.2)	0.5	—	0.2	0.2	0.1	0.3	0.3
Total Incurred Losses and LAE	6.6	6.3	7.9	8.9	7.2	4.5	12.9	11.7
Insurance Expenses	8.4	7.9	5.8	5.7	6.2	6.5	16.3	12.7
Operating Income (Loss)	1.3	1.7	2.2	0.9	2.7	5.7	3.0	8.4
Income Tax Benefit (Expense)	(0.2)	(0.1)	(0.5)	(0.2)	(0.5)	(1.2)	(0.3)	(1.7)
Total Product Line Net Operating Income (Loss)	$1.1	$1.6	$1.7	$0.7	$2.2	$4.5	$2.7	$6.7
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	26.8%	20.6%	15.9%	33.8%	21.5%	24.3%	23.6%	23.0%
Current Year Catastrophe Losses and LAE Ratio	15.9	12.3	33.8	20.1	19.8	4.9	14.1	12.3
Prior Years Non-catastrophe Losses and LAE Ratio	0.6	4.5	0.6	2.6	1.9	(2.4)	2.6	(0.3)
Prior Years Catastrophe Losses and LAE Ratio	(1.3)	3.2	—	1.3	1.2	0.6	1.0	0.9
Total Incurred Loss and LAE Ratio	42.0	40.6	50.3	57.8	44.4	27.4	41.3	35.9
Insurance Expense Ratio	53.5	51.0	36.9	37.0	38.3	39.6	52.2	39.0
Combined Ratio	95.5%	91.6%	87.2%	94.8%	82.7%	67.0%	93.5%	74.9%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	26.8%	20.6%	15.9%	33.8%	21.5%	24.3%	23.6%	23.0%
Insurance Expense Ratio	53.5	51.0	36.9	37.0	38.3	39.6	52.2	39.0
Underlying Combined Ratio	80.3%	71.6%	52.8%	70.8%	59.8%	63.9%	75.8%	62.0%
Non-GAAP Measure Reconciliation
Combined Ratio	95.5%	91.6%	87.2%	94.8%	82.7%	67.0%	93.5%	74.9%
Less:
Current Year Catastrophe Losses and LAE Ratio	15.9	12.3	33.8	20.1	19.8	4.9	14.1	12.3
Prior Years Non-catastrophe Losses and LAE Ratio	0.6	4.5	0.6	2.6	1.9	(2.4)	2.6	(0.3)
Prior Years Catastrophe Losses and LAE Ratio	(1.3)	3.2	—	1.3	1.2	0.6	1.0	0.9
Underlying Combined Ratio	80.3%	71.6%	52.8%	70.8%	59.8%	63.9%	75.8%	62.0%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Expenses
(Dollars in Millions)

	Three Months Ended						Six Months Ended
	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Jun 30, 2021	Jun 30, 2020
Insurance Expenses:
Commissions	$220.1	$195.2	$183.3	$195.5	$178.2	$188.8	$415.3	$367.0
General Expenses	82.3	84.6	83.1	74.6	79.2	70.5	166.9	149.7
Premium Taxes	27.2	25.4	23.0	23.3	23.1	24.8	52.6	47.9
Total Costs Incurred	329.6	305.2	289.4	293.4	280.5	284.1	634.8	564.6
Net Policy Acquisition Costs Deferred	(41.1)	(22.4)	(11.1)	(17.4)	(9.3)	(13.8)	(63.5)	(23.1)
Amortization of Valuation of Business Acquired ("VOBA")	25.5	0.9	1.0	0.9	1.5	1.3	26.4	2.8
Insurance Expenses	314.0	283.7	279.3	276.9	272.7	271.6	597.7	544.3
Interest and Other Expenses:
Interest Expense	11.2	11.1	11.3	8.3	8.9	7.5	22.3	16.4
Other Expenses:
Acquisition Related Transaction, Integration and Other Costs	10.4	16.3	20.0	14.4	17.1	11.8	26.7	28.9
Pension Settlement Expense	—	—	64.1	—	—	—	—	—
Other	37.7	29.8	33.4	24.5	25.0	25.2	67.5	50.2
Other Expenses	48.1	46.1	117.5	38.9	42.1	37.0	94.2	79.1
Interest and Other Expenses	59.3	57.2	128.8	47.2	51.0	44.5	116.5	95.5
Total Expenses	$373.3	$340.9	$408.1	$324.1	$323.7	$316.1	$714.2	$639.8

Kemper Corporation
Details of Investment Performance
(Dollars in Millions)

	Three Months Ended						Six Months Ended
	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Jun 30, 2021	Jun 30, 2020
Net Investment Income
Interest on Fixed Income Securities	$69.7	$69.0	$71.8	$72.7	$74.3	$71.0	$138.7	$145.3
Dividends on Equity Securities Excluding Alternative Investments	4.8	2.1	4.7	2.8	3.6	4.3	6.9	7.9
Alternative Investments:
Equity Method Limited Liability Investments	16.4	22.5	7.6	8.2	(12.7)	1.8	38.9	(10.9)
Limited Liability Investments Included in Equity Securities	15.3	4.5	14.8	2.4	1.1	3.8	19.8	4.9
Total Alternative Investments	31.7	27.0	22.4	10.6	(11.6)	5.6	58.7	(6.0)
Short-term Investments	(0.8)	1.2	1.3	2.3	0.3	1.6	0.4	1.9
Loans to Policyholders	5.4	5.5	5.5	5.5	5.5	5.6	10.9	11.1
Real Estate	2.4	2.4	2.5	2.3	2.3	2.5	4.8	4.8
Other	9.3	4.7	3.9	2.7	2.4	4.2	14.0	6.6
Total Investment Income	122.5	111.9	112.1	98.9	76.8	94.8	234.4	171.6
Investment Expenses:
Real Estate	2.1	2.1	2.3	1.2	2.7	2.6	4.2	5.3
Other Investment Expenses	6.5	6.7	7.1	5.6	6.3	6.6	13.2	12.9
Total Investment Expenses	8.6	8.8	9.4	6.8	9.0	9.2	17.4	18.2
Net Investment Income	$113.9	$103.1	$102.7	$92.1	$67.8	$85.6	$217.0	$153.4
Net Realized Gains (Losses) on Sales of Investments
Fixed Maturities:
Gains on Sales	$19.2	$13.2	$1.9	$11.9	$10.9	$15.9	$32.4	$26.8
Losses on Sales	(0.2)	(1.1)	(4.4)	(1.9)	(0.5)	(1.1)	(1.3)	(1.6)
Equity Securities:
Gains on Sales	—	1.7	4.4	0.1	0.1	1.3	1.7	1.4
Losses on Sales	—	—	(1.7)	—	—	(0.2)	—	(0.2)
Equity Method Limited Liability Investments:
Losses on Sales	—	—	(0.3)	(0.1)	—	—	—	—
Real Estate:
Gains on Sales	0.2	—	—	—	1.2	0.6	0.2	1.8
Net Realized Gains on Sales of Investments	$19.2	$13.8	$(0.1)	$10.0	$11.7	$16.5	$33.0	$28.2
Net Impairment Losses Recognized in Earnings
Fixed Maturities	$(0.6)	$(3.2)	$1.3	$(1.0)	$(7.0)	$(10.0)	$(3.8)	$(17.0)
Equity Securities	(2.6)	(0.8)	(0.8)	—	—	(2.0)	(3.4)	(2.0)
Net Impairment Losses Recognized in Earnings	$(3.2)	$(4.0)	$0.5	$(1.0)	$(7.0)	$(12.0)	$(7.2)	$(19.0)

Kemper Corporation
Details of Invested Assets
(Dollars in Millions)
(Unaudited)

	Jun 30, 2021		Dec 31, 2020		Dec 31, 2019
	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]
Fixed Maturities Reported at Fair Value:
U.S. Government and Government Agencies and Authorities	$522.3	5.0%	$585.3	5.6%	$815.9	8.8%
States and Political Subdivisions	1,805.8	17.3	1,589.5	15.2	1,515.8	16.4
Foreign Governments	5.1	—	5.2	—	16.8	0.2
Corporate Securities:
Bonds and Notes	4,475.4	42.9	4,425.4	42.5	3,859.7	41.7
Redeemable Preferred Stocks	7.5	0.1	7.5	0.1	6.7	0.1
Collateralized Loan Obligations	770.2	7.4	767.7	7.4	618.2	6.7
Other Mortgage- and Asset-backed	248.7	2.4	225.3	2.2	89.0	1.0
Total Fixed Maturities Reported at Fair Value	7,835.0	75.1	7,605.9	73.0	6,922.1	74.7
Equity Securities Reported at Fair Value:
Preferred Stocks	52.4	0.5	59.1	0.6	59.2	0.6
Common Stocks	24.6	0.2	10.8	0.1	13.2	0.1
Other Equity Interests:
Exchange Traded Funds	564.3	5.4	496.6	4.8	586.8	6.3
Limited Liability Companies and Limited Partnerships	316.4	3.0	292.0	2.8	248.1	2.7
Total Equity Securities Reported at Fair Value	957.7	9.2	858.5	8.2	907.3	9.8
Equity Securities Reported at Modified Cost:
Preferred Stocks	7.2	0.1	8.1	0.1	9.1	0.1
Common Stocks	16.1	0.2	16.3	0.2	12.3	0.1
Limited Liability Companies and Limited Partnerships	9.2	0.1	15.7	0.2	20.5	0.2
Total Equity Securities Reported at Modified Cost	32.5	0.4	40.1	0.5	41.9	0.4
Convertible Securities at Fair Value	43.6	0.4	39.9	0.4	37.3	0.4
Equity Method Limited Liability Investments	245.5	2.4	204.0	2.0	220.4	2.4
Alternative Energy Partnership Investments	46.6	0.4	21.3	0.2	—	—
Short-term Investments at Cost which Approximates Fair Value	370.6	3.5	875.4	8.4	470.9	5.1
Other Investments:
Company Owned Life Insurance	433.5	4.2	327.4	3.1	217.0	2.3
Loans to Policyholders at Unpaid Principal	291.7	2.8	297.9	2.9	305.6	3.3
Real Estate at Depreciated Cost	98.7	0.9	98.7	0.9	111.4	1.2
Mortgage Loans	85.7	0.8	54.6	0.5	27.5	0.3
Other	1.2	—	0.4	—	—	—
Total Other Investments	910.8	8.7	779.0	7.4	661.5	7.1
Total Investments	$10,442.3	100.0%	$10,424.1	100.0%	$9,261.4	100.0%
[1] Sum of percentages for individual lines may not equal subtotals and grand total due to rounding.

Kemper Corporation
Details of Invested Assets (continued)
(Dollars in Millions)
(Unaudited)

	Jun 30, 2021		Dec 31, 2020		Dec 31, 2019
	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]
S&P Equivalent Rating for Fixed Maturities
AAA, AA, A	$5,046.9	64.4%	$4,759.9	62.6%	$4,387.1	63.4%
BBB	2,380.5	30.4	2,355.6	31.0	2,044.1	29.5
BB, B	282.8	3.6	353.1	4.6	319.2	4.6
CCC or Lower	124.8	1.6	137.3	1.8	171.7	2.5
Total Investments in Fixed Maturities	$7,835.0	100.0%	$7,605.9	100.0%	$6,922.1	100.0%
Duration (in Years)
Total Investments in Fixed Maturities	8.2		7.8		7.1
[1] Sum of percentages for individual lines may not equal subtotals and grand total due to rounding.

Kemper Corporation
Investment Concentration
(Dollars in Millions)
(Unaudited)

	Jun 30, 2021		Dec 31, 2020		Dec 31, 2019
Fair Value of Non-governmental Fixed Maturities by Industry	Amount	Percent of Total Investments	Amount	Percent of Total Investments	Amount	Percent of Total Investments
Finance, Insurance and Real Estate	$1,993.5	19.1%	$1,916.3	18.4%	$1,522.8	16.4%
Manufacturing	1,612.7	15.4	1,633.5	15.7	1,356.4	14.6
Transportation, Communication and Utilities	825.4	7.9	825.5	7.9	650.2	7.0
Services	620.4	5.9	581.3	5.6	604.4	6.5
Mining	273.1	2.6	285.7	2.7	154.5	1.7
Retail Trade	165.9	1.6	172.6	1.7	183.3	2.0
Wholesale Trade	0.4	—	0.5	—	72.9	0.8
Agriculture, Forestry and Fishing	—	—	—	—	12.4	0.1
Other	10.4	0.1	10.5	0.1	16.6	0.2
Total Fair Value of Non-governmental Fixed Maturities	$5,501.8	52.6%	$5,425.9	52.1%	$4,573.5	49.3%

	Jun 30, 2021
Ten Largest Investment Exposures [1]	Fair Value	Percent of Total Investments
Fixed Maturities:
States including their Political Subdivisions:
Texas	$140.4	1.3%
California	100.7	1.0
New York	95.0	0.9
Colorado	83.5	0.8
Georgia	76.2	0.7
Louisiana	73.7	0.7
Pennsylvania	68.4	0.7
Massachusetts	61.9	0.6
Equity Securities at Fair Value—Other Equity Interests:
Vanguard Total World Stock ETF	218.8	2.1
iShares® Core MSCI Total International Stock ETF	88.9	0.9
Total	$1,007.5	9.7%
1Excluding Investments in U.S. Government and Government Agencies and Authorities at June 30, 2021.

Kemper Corporation
Municipal Bond Securities
(Dollars in Millions)
(Unaudited)

	Jun 30, 2021
	State General Obligation	Political Subdivision General Obligation	Revenue	Total Fair Value	Percent of Total Muni Bond[1]	Percent of Total Investments[1]
Texas	$10.0	$13.4	$117.0	$140.4	7.8%	1.3%
California	7.3	12.7	80.6	100.6	5.6	1.0
New York	6.6	9.2	79.3	95.1	5.3	0.9
Colorado	—	1.0	82.5	83.5	4.6	0.8
Louisiana	38.0	5.9	29.8	73.7	4.1	0.7
Georgia	5.5	7.6	63.1	76.2	4.2	0.7
Pennsylvania	6.2	2.5	59.6	68.3	3.8	0.7
Massachusetts	6.5	1.5	53.9	61.9	3.4	0.6
Michigan	25.4	—	36.3	61.7	3.4	0.6
Oregon	33.5	—	24.2	57.7	3.2	0.6
Washington	18.6	—	39.5	58.1	3.2	0.6
Ohio	8.5	—	41.3	49.8	2.8	0.5
Maryland	2.1	8.7	45.7	56.5	3.1	0.5
Florida	—	—	56.2	56.2	3.1	0.5
Virginia	7.0	17.3	29.7	54.0	3.0	0.5
Illinois	—	0.7	45.1	45.8	2.5	0.4
Utah	0.6	—	39.0	39.6	2.2	0.4
Minnesota	—	2.3	42.1	44.4	2.5	0.4
Tennessee	3.5	12.0	24.8	40.3	2.2	0.4
District Of Columbia	7.0	—	30.6	37.6	2.1	0.4
New Mexico	—	—	35.7	35.7	2.0	0.3
Missouri	—	1.3	34.8	36.1	2.0	0.3
Connecticut	16.4	—	10.8	27.2	1.5	0.3
South Carolina	—	1.7	17.5	19.2	1.1	0.2
Indiana	—	—	32.2	32.2	1.8	0.3
Hawaii	22.9	1.4	4.0	28.3	1.6	0.3
Rhode Island	1.8	—	22.6	24.4	1.4	0.2
Mississippi	14.5	—	9.1	23.6	1.3	0.2
Arizona	—	0.8	21.2	22.0	1.2	0.2
Nebraska	—	8.5	10.8	19.3	1.1	0.2
Kentucky	—	—	18.5	18.5	1.0	0.2
Arkansas	18.9	—	—	18.9	1.0	0.2
North Carolina	—	2.1	15.6	17.7	1.0	0.2
Oklahoma	—	—	16.6	16.6	0.9	0.2
New Hampshire	4.3	0.5	12.6	17.4	1.0	0.2
North Dakota	—	—	15.0	15.0	0.8	0.1
Delaware	—	1.6	11.1	12.7	0.7	0.1
Iowa	—	—	12.4	12.4	0.7	0.1
Alaska	2.0	2.9	10.1	15.0	0.8	0.1
All Other States	1.2	9.3	81.8	92.3	5.1	0.9
Total	$268.3	$124.9	$1,412.7	$1,805.9	100.0%	17.3%
[1] Sum of percentages for individual lines may not equal total due to rounding.

Kemper Corporation
Investments in Limited Liability
Companies and Limited Partnerships
(Dollars in Millions)
(Unaudited)

	Unfunded Commitment	Reported Value
Asset Class	Jun 30, 2021	Jun 30, 2021	Dec 31, 2020
Reported as Equity Method Limited Liability Investments:
Mezzanine Debt	$55.5	$103.5	$102.5
Senior Debt	23.6	30.5	28.6
Distressed Debt	—	20.6	14.5
Secondary Transactions	12.6	13.9	11.2
Leveraged Buyout	0.1	6.8	3.5
Growth Equity	—	0.7	0.7
Real Estate	—	30.1	29.9
Hedge Funds	—	25.3	—
Other	—	14.1	13.1
Total Equity Method Limited Liability Investments	91.8	245.5	204.0

Alternative Energy Partnership Investments	31.5	46.6	21.3

Reported as Other Equity Interests at Fair Value:
Mezzanine Debt	63.5	128.7	118.3
Senior Debt	19.2	28.0	33.9
Distressed Debt	20.7	38.8	31.8
Secondary Transactions	6.4	4.0	4.2
Hedge Funds		83.7	71.6
Leveraged Buyout	7.5	30.8	30.7
Other	0.7	2.4	1.5
Total Reported as Other Equity Interests at Fair Value	118.0	316.4	292.0
Reported as Other Equity Interests at Modified Cost:
Other	0.2	9.2	15.7
Total Reported as Other Equity Interests at Modified Cost	0.2	9.2	15.7
Total Investments in Limited Liability Companies and Limited Partnerships	$241.5	$617.7	$533.0

Kemper Corporation
Definitions of Non-GAAP Financial Measures
The Company believes that investors’ understanding of Kemper’s performance is enhanced by the disclosure of the following non-GAAP financial measures. The methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.
Book Value Per Share Excluding Goodwill is a calculation that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity excluding goodwill by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. Book Value Per Share Excluding Goodwill is a common measure used by analysts and investors to compare similar companies.
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities is a calculation that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized gains on fixed income securities by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trends in book value per share excluding the after-tax impact of net unrealized gains on fixed income securities in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities and Goodwill is a calculation that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized gains on fixed income securities and goodwill by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trends in book value per share excluding the after-tax impact of net unrealized gains on fixed income securities and goodwill in conjunction with book value per share to identify and analyze the change in net worth excluding goodwill attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.
Adjusted Consolidated Net Operating Income (Loss) is an after-tax, non-GAAP financial measure and is computed by excluding from Net Income (Loss) the after-tax impact of:
1) Income (Loss) from Change in Fair Value of Equity and Convertible Securities;
2) Net Realized Gains on Sales of Investments;
3) Impairment Losses;
4) Acquisition Related Transaction, Integration and Other Costs;
5) Debt Extinguishment, Pension and Other Charges; and
6) Significant non-recurring or infrequent items that may not be indicative of ongoing operations.
Significant non-recurring items are excluded when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years and (b) there has been no similar charge or gain within the prior two years. The most directly comparable GAAP financial measure is Net Income (Loss).
The Company believes that Adjusted Consolidated Net Operating Income (Loss) provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Net Realized Gains on Sales of Investments, Impairment Losses related to investments, and Income (Loss) from Change in Fair Value of Equity and Convertible Securities included in the Company’s results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the Company’s investments, the timing of which is unrelated to the insurance underwriting process. Acquisition Related Transaction, Integration and Other Costs may vary significantly between periods and are generally driven by the timing of acquisitions and business decisions which are unrelated to the insurance underwriting process. Loss from Early Extinguishment of Debt is driven by the Company’s financing and refinancing decisions and capital needs, as well as, external economic developments such as debt market conditions, the timing of which is unrelated to the insurance underwriting process. Significant non-recurring items are excluded because, by their nature, they are not indicative of the Company’s business or economic trends.

Kemper Corporation
Definitions of Non-GAAP Financial Measures (continued)
A reconciliation of Net Income to Adjusted Consolidated Net Operating Income is presented below:

	Three Months Ended						Six Months Ended
Dollars in Millions (Unaudited)	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Jun 30, 2021	Jun 30, 2020
Net Income	$(62.6)	$123.2	$97.5	$122.3	$126.1	$64.0	$60.6	$190.1
Less Net Income (Loss) From:
Income (Loss) from Change in Fair Value of Equity and Convertible Securities	32.3	41.2	57.8	35.7	56.6	(93.1)	73.5	(36.5)
Net Realized Gains on Sales of Investments	15.2	10.9	(0.1)	7.9	9.3	13.0	26.1	22.3
Impairment Losses	(2.5)	(3.2)	0.4	(0.8)	(5.5)	(9.5)	(5.7)	(15.0)
Acquisition Related Transaction, Integration and Other Costs	(8.2)	(12.9)	(15.8)	(11.4)	(13.5)	(9.3)	(21.1)	(22.8)
Debt Extinguishment, Pension and Other Charges	—	—	(50.6)	—	—	—	—	—
Adjusted Consolidated Net Operating Income (Loss)	$(99.4)	$87.2	$105.8	$90.9	$79.2	$162.9	$(12.2)	$242.1
Adjusted Consolidated Net Operating Income Per Unrestricted Share is a non-GAAP financial measure. It is computed by dividing Adjusted Consolidated Net Operating Income by the weighted average unrestricted shares outstanding. The most directly comparable GAAP financial measure is Net Income Per Unrestricted Share‐basic. A reconciliation of Net Income Per Unrestricted Share-basic to Adjusted Consolidated Net Operating Income Per Unrestricted Share-basic is presented below:

	Three Months Ended						Six Months Ended
(Unaudited)	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Jun 30, 2021	Jun 30, 2020
Net Income Per Unrestricted Share	$(0.97)	$1.88	$1.49	$1.87	$1.93	$0.96	$0.93	$2.88
Less Net Income (Loss) Per Unrestricted Share From:
Income (Loss) from Change in Fair Value of Equity and Convertible Securities	0.50	0.63	0.87	0.54	0.87	(1.40)	1.14	(0.55)
Net Realized Gains on Sales of Investments	0.24	0.17	—	0.12	0.14	0.19	0.40	0.34
Impairment Losses	(0.04)	(0.05)	0.01	(0.01)	(0.08)	(0.14)	(0.09)	(0.23)
Acquisition Related Transaction and Integration Costs	(0.13)	(0.20)	(0.24)	(0.17)	(0.21)	(0.14)	(0.33)	(0.35)
Debt Extinguishment, Pension and Other Charges	—	—	(0.77)	—	—	—	—	—
Adjusted Consolidated Net Operating Income Per Unrestricted Share	$(1.54)	$1.33	$1.62	$1.39	$1.21	$2.45	$(0.19)	$3.67
Underlying Combined Ratio is a non-GAAP financial measure. It is computed by adding the Current Year Non-catastrophe Losses and LAE Ratio with the Insurance Expense Ratio. The most directly comparable GAAP financial measure is the Combined Ratio, which is computed by adding total incurred losses and LAE, including the impact of catastrophe losses and loss and LAE reserve development from prior years, with the Insurance Expense Ratio. The Company believes the underlying combined ratio is useful to investors and is used by management to reveal the trends in the Company’s property and casualty insurance businesses that may be obscured by catastrophe losses and prior-year reserve development. These catastrophe losses cause loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior-year reserve developments are caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of our insurance products in the current period. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company’s underwriting performance. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.

Kemper Corporation
As Adjusted for Acquisitions Non-GAAP Financial Measure

As Adjusted for Acquisitions amounts are non-GAAP financial measures. Subsequent to the applicable acquisitions, the As Adjusted for Acquisitions amounts are computed by subtracting the impact of purchase accounting adjustments from the comparable consolidated GAAP financial measure reported by Kemper. The Company believes computing and presenting results on an adjusted basis are useful to investors and are used by management to provide meaningful and comparable year-over-year comparisons.

Kemper Corporation
As Adjusted for Acquisitions - Consolidated Financial Highlights
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Jun 30, 2021	Jun 30, 2020
Earned Premiums
Kemper - GAAP As Reported	$1,337.7	$1,200.8	$1,214.0	$1,206.5	$1,085.3	$1,166.4	$2,538.5	$2,251.7
AAC - Prior to Acquisition	—	87.9	91.2	92.6	92.0	90.3	87.9	182.3
As Adjusted for Acquisitions[1]	$1,337.7	$1,288.7	$1,305.2	$1,299.1	$1,177.3	$1,256.7	$2,626.4	$2,434.0

Adjusted Consolidated Net Operating Income (Loss)
Kemper	$(99.4)	$87.2	$105.8	$90.9	$79.2	$162.9	$(12.2)	$242.1
AAC - Prior to Acquisition	—	12.3	9.5	12.4	13.3	10.9	12.3	24.2
Less: Impact of Purchase Accounting	(10.1)	(1.8)	(3.2)	(3.2)	(4.4)	(4.4)	(11.9)	(8.8)
As Adjusted for Acquisitions[1]	$(89.3)	$101.3	$118.5	$106.5	$96.9	$178.2	$12.0	$275.1
1 As Adjusted for Acquisitions is a non-GAAP financial measure, which is computed by excluding the impact of purchase accounting. See page 36.

Kemper Corporation
Selected Financial Information
As Adjusted for Acquisitions - Specialty Property & Casualty Insurance Segment
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Jun 30, 2021	Jun 30, 2020
Earned Premiums
Kemper Specialty P&C - GAAP As Reported	$1,010.3	$877.6	$882.4	$871.4	$759.0	$822.5	$1,887.9	$1,581.5
AAC - Prior to Acquisition	—	87.9	91.2	92.6	92.0	90.3	87.9	182.3
As Adjusted for Acquisitions[1]	$1,010.3	$965.5	$973.6	$964.0	$851.0	$912.8	$1,975.8	$1,763.8

Current Year Non-CAT Losses and LAE
Kemper Specialty P&C - GAAP As Reported	$877.4	$650.0	$626.2	$589.0	$515.8	$619.8	$1,527.4	$1,135.6
AAC - Prior to Acquisition	—	62.0	62.4	62.6	62.2	62.6	62.0	124.8
Less: Impact of Purchase Accounting
Amortization of Fair Value Adjustment to Unpaid Loss and LAE	0.3	0.4	0.4	0.3	0.8	0.7	0.7	1.5
As Adjusted for Acquisitions[1]	$877.1	$711.6	$688.2	$651.3	$577.2	$681.7	$1,588.7	$1,258.9

Insurance Expenses
Kemper Specialty P&C - GAAP As Reported	$205.6	$170.3	$179.1	$159.5	$161.2	$152.1	$375.9	$313.3
AAC - Prior to Acquisition	—	13.1	17.2	18.3	19.7	15.4	13.1	35.1
Less: Impact of Purchase Accounting
Amortization of VOBA	24.8	0.3	0.3	0.3	0.6	0.6	25.1	1.2
Amortization of Estimated Legacy AAC Deferred Policy Acquisition Costs ("DPAC")	(16.0)	—	—	—	—	—	(16.0)	—
Amortization of VOBA, Net of Legacy DPAC	8.8	0.3	0.3	0.3	0.6	0.6	9.1	1.2
Amortization of Finite Life Intangible Assets Acquired	3.0	0.9	0.9	0.9	0.9	1.2	3.9	2.1
Other	1.1	1.1	2.9	3.0	3.0	3.4	2.2	6.4
Total Purchase Accounting Adjustments	12.9	2.3	4.1	4.2	4.5	5.2	15.2	9.7

As Adjusted for Acquisitions[1]	$192.7	$181.1	$192.2	$173.6	$176.4	$162.3	$373.8	$338.7

Underlying Combined Ratio[1]
Kemper Specialty P&C Segment - GAAP As Reported	107.3%	93.5%	91.3%	85.9%	89.1%	93.9%	100.9%	91.7%
As Adjusted for Acquisitions[1]	105.9%	92.5%	90.4%	85.6%	88.6%	92.5%	99.3%	90.6%
1 As Adjusted for Acquisitions is a non-GAAP financial measure, which is computed by excluding the impact of purchase accounting. See page 36.

Kemper Corporation
Selected Financial Information
As Adjusted for Acquisitions - Specialty Personal Automobile Insurance
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Jun 30, 2021	Jun 30, 2020
Earned Premiums
Kemper Specialty Personal Automobile Insurance - GAAP As Reported	$909.6	$785.4	$796.1	$792.2	$689.8	$753.2	$1,695.0	$1,443.0
AAC - Prior to Acquisition	—	87.9	91.2	92.6	92.0	90.3	87.9	182.3
As Adjusted for Acquisitions[1]	$909.6	$873.3	$887.3	$884.8	$781.8	$843.5	$1,782.9	$1,625.3

Current Year Non-CAT Losses and LAE
Kemper Specialty Personal Automobile Insurance - GAAP As Reported	805.1	$586.4	$569.1	$543.4	472.4	$576.0	$1,391.5	$1,048.4
AAC - Prior to Acquisition	—	62.0	62.4	62.6	62.2	62.6	62.0	124.8
Less: Impact of Purchase Accounting
Amortization of Fair Value Adjustment to Unpaid Loss and LAE	0.2	0.3	0.3	0.2	0.6	0.6	0.5	1.2
As Adjusted for Acquisitions[1]	$804.9	$648.1	$631.2	$605.8	$534.0	$638.0	$1,453.0	$1,172.0

Insurance Expenses
Kemper Specialty Personal Automobile Insurance - GAAP As Reported	$187.7	$155.3	$162.8	$145.6	$146.7	$139.2	$343.0	$285.9
AAC - Prior to Acquisition	—	13.1	17.2	18.3	19.7	15.4	13.1	35.1
Less: Impact of Purchase Accounting
Amortization of VOBA	24.7	0.2	0.2	0.1	0.4	0.4	24.9	0.8
Amortization of Estimated Legacy AAC Deferred Policy Acquisition Costs ("DPAC")	(16.0)	—	—	—	—	—	(16.0)	—
Amortization of VOBA, Net of Legacy DPAC	8.7	0.2	0.2	0.1	0.4	0.4	8.9	0.8
Amortization of Finite Life Intangible Assets Acquired	2.8	0.7	0.7	0.7	0.7	1.1	3.5	1.8
Other	0.9	0.9	2.4	2.4	2.4	3.0	1.8	5.4
Total Purchase Accounting Adjustments	12.4	1.8	3.3	3.2	3.5	4.5	14.2	8.0

As Adjusted for Acquisitions[1]	$175.3	$166.6	$176.7	$160.7	$162.9	$150.1	$341.9	$313.0

Underlying Combined Ratio[1]
Kemper Specialty Personal Automobile Insurance - GAAP As Reported	109.1%	94.5%	91.8%	86.9%	89.8%	95.0%	102.4%	92.5%
As Adjusted for Acquisitions[1]	107.8%	93.3%	91.1%	86.6%	89.1%	93.4%	100.7%	91.4%

1 As Adjusted for Acquisitions is a non-GAAP financial measure, which is computed by excluding the impact of purchase accounting. See page 36.